Commitments	12 Months Ended
Dec. 31, 2019
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Commitments

NOTE 27   COMMITMENTS

A commitment is a legally binding and enforceable agreement to purchase goods or services in the future. The amounts below reflect our commitments based on current expected contract prices.

Refer to Note 31 for details pertaining to the impact of the adoption of IFRS 16 in 2019 and Note 15 for the discussion related to the accounting policies, estimates and judgments.

Supporting Information

Minimum future commitments under these contractual arrangements were as follows at December 31, 2019:

	Lease		Long-Term		Purchase	Capital	Other
	Liabilities	[1]	Debt	[1]	Commitments	Commitments	Commitments	Total
Within 1 year	249		894		877	43	118	2,181
1 to 3 years	364		1,268		766	7	137	2,542
3 to 5 years	234		1,923		438	-	58	2,653
Over 5 years	455		10,307		209	-	124	11,095
Total	1,302		14,392		2,290	50	437	18,471
1 Includes principal portion and estimated interest.

Purchase Commitments

In 2018, we entered into a new long-term natural gas purchase agreement in Trinidad, that began January 1, 2019 and is set to expire December 31, 2023. The contract provides for prices that vary primarily with ammonia market prices, and annual escalating floor prices. The commitments included in the foregoing table are based on floor prices and minimum purchase quantities.

Profertil has long-term gas contracts denominated in US dollars which expire in 2021, which account for virtually all  of Profertil’s gas requirements. YPF S.A., our joint venture partner in Profertil, supplies approximately 70 percent of the gas under these contracts.

The Carseland facility has a power co-generation agreement, expiring on December 31, 2026, which provides  60 megawatt-hours of power per hour. The price for the power is based on a fixed charge adjusted for inflation and a variable charge based on the cost of natural gas provided to the facility for power generation.

Agreements for the purchase of sulfur for use in production of phosphoric acid provide for specified purchase quantities and prices based on market rates at the time of delivery. Commitments included in the foregoing table are based on expected contract prices.

As part of the agreement to sell the Conda Phosphate operations (“CPO”), we entered into long-term strategic supply and offtake agreements which extend to 2023. Under the terms of the supply and offtake agreements, we will supply 100 percent of the ammonia requirements of CPO and purchase 100 percent of the monoammonium phosphate (“MAP”) product produced at CPO. The MAP production is estimated at 330,000 tonnes per year.

Other Commitments

Other commitments consist principally of pipeline capacity, technology service contracts, throughput and various rail and vessel freight contracts, the latest of which expires in 2026, and mineral lease commitments, the latest of which expires in 2038.